UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 12, 2005
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                       0-26028                 22-2671269
         -------                       -------                 ----------

(State or Other Jurisdiction of (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act.  (17 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.  (17 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01   REGULATION FD DISCLOSURE.

Imaging Diagnostic Systems, Inc. (the "Company") hereby furnishes a press release issued on October 12, 2005 and attached hereto as Exhibit 99.1 and incorporated herein by reference disclosing material non-public information regarding the Company's sales expected to be reported for the quarter ended September 30, 2005.

The information, including the exhibit, the Company furnishes in this report on Form 8-K is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

             (c) Exhibits

Exhibit No.                Description of Exhibits

99.1 Press release dated October 12, 2005, entitled, "Imaging Diagnostic Systems reports strong first quarter revenue"


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated October 12, 2005


                                   /s/ Allan L. Schwartz
                                   ---------------------
                                   By: Allan L. Schwartz
                                   Executive Vice President
                                   Chief Financial Officer